UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

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PUTNAM SUSTAINABLE LEADERS FUND
100 Federal Street, Boston, Massachusetts 02110

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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We Need Your Vote

Please vote today on a matter affecting your investment in Putnam Sustainable Leaders Fund.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

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A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and the Trustees of the Putnam funds

Putnam Sustainable Leaders Fund

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on an important matter affecting your investment in Putnam Sustainable Leaders Fund. This fund will hold a shareholder meeting on July 17, 2019, in Boston, Massachusetts, to decide the proposal described below. We are asking you — and all shareholders — to consider and vote on this important matter.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the shareholder meeting on July 17, 2019 and vote your shares in person on the proposal.

Proposal: Approving a new management contract that will change your fund’s performance index.

The fund’s management contract includes performance fees, which means that the management fees the fund pays reflect the strength or weakness of the fund’s performance compared to the returns of a performance index. Your fund’s management fees decline if the fund underperforms the performance index and rise if the fund outperforms. The proposed new management contract for this fund will use a new performance index.

We recommend you vote for the new management contract.

The enclosed proxy statement contains detailed information regarding this proposal.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before the meeting and any postponement and adjournment thereof, your shares will be voted at the discretion of the persons designated on the proxy card.

Your vote is extremely important. If you have questions, please call toll-free 1-844-886-5457 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Table of Contents

Notice of a Special Meeting of Shareholders	1
Proposal: Approving A New Management Contract That Will Change Your
Fund’s Performance Index	2
Further Information About Voting and the Special Meeting	9
Fund Information	15
Appendix A: Form of Putnam Sustainable Leaders Fund	A-1
Appendix B: Current and Pro Forma Examples of The Fund’s
Total Annual Operating Expenses	B-1
Appendix C: Previous Trustee approval of management contract
for the fund in June 2018	C-1
Appendix D: Other Similar Funds Advised by Putnam Management	D-1

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-844-886-5457 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 17, 2019.

The proxy statement is available at https://www.putnam.com/static/pdf/email/SustainableLeaders-proxy-statement.pdf.

Notice of a Special Meeting of Shareholders

To the Shareholders of:
PUTNAM SUSTAINABLE LEADERS FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in case you wish to attend in person.

A special meeting of shareholders of your fund will be held on July 17, 2019, at 11:00 a.m. Eastern Time, at the principal offices of the fund on the 2nd floor of 100 Federal Street, Boston, Massachusetts 02110, to consider the following proposal:

1. Approving a new management contract that will change your fund’s performance index.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	Robert E. Patterson
Barbara M. Baumann	George Putnam, III
Katinka Domotorffy	Robert L. Reynolds
Catharine Bond Hill	Manoj P. Singh

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone, or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

May 15, 2019

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Proxy Statement

This document gives you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-844-886-5457, or contact your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Sustainable Leaders Fund for use at the fund’s special meeting of Shareholders on July 17, 2019 and, if the meeting is postponed or adjourned, at any later sessions, for the purpose of approving a new management contract that will change your fund’s performance index. The Notice of a Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about May 15, 2019.

How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees recommend that you vote FOR the proposal.

Who is eligible to vote?

Shareholders of record of the fund at the close of business on April 22, 2019 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is postponed or adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date is shown on page 10. Each share is entitled to one vote, with fractional shares voting proportionately.

How will your shares be voted?

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

PROPOSAL: APPROVING A NEW MANAGEMENT CONTRACT THAT WILL CHANGE

YOUR FUND’S PERFORMANCE INDEX

What is the proposal?

The Trustees are recommending approval of a new management contract for your fund that includes a new index of securities prices (“performance index”) for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

Performance adjustments link the compensation of the fund’s manager, Putnam Investment Management, LLC (“Putnam Management”), to the fund’s investment performance. This means that strong investment performance is rewarded with higher management fees, while poor performance results in lower management fees. Performance fees more closely align shareholders’ and Putnam Management’s economic interests. The fund’s

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current management contract provides for a performance adjustment based on the fund’s performance as compared to a performance index.

What is the voting requirement for approval of the proposed new management contract for your fund?

Approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which means the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

What is the plan for implementation of the proposed new management contract?

If this proposal is approved by shareholders, it is expected that the new management contract would be implemented on the first day of the first calendar month following shareholder approval (which is expected to be August 1, 2019 or, if the meeting is postponed or adjourned, September 1, 2019 or later).

The new management contract for your fund will remain in effect (unless terminated) for one year (e.g., if it is implemented on August 1, 2019, it will be in effect until June 30, 2020) and would continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of your fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or Putnam Management.

What services are provided under the management contract and when was it last approved by shareholders?

Under the management contract between your fund and Putnam Management, Putnam Management, at its expense, provides the fund with a continuous investment program in return for the management fee. The current management contract for your fund, dated February 27, 2014, was last approved by shareholders on February 27, 2014, after receiving the unanimous approval of the Trustees in November 2013. Shareholders of your fund voted to approve the current management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, were identical to the terms of the fund’s prior management contract dated February 1, 2010. The management contract has not been submitted for approval by the shareholders of your fund since February 27, 2014.

Why did Putnam Management propose a new management contract for your fund?

Putnam Management proposed a new management contract for Putnam Sustainable Leaders Fund to change the fund’s performance index to a broader market index

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that better reflects the fund’s investment approach. The fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. The fund’s current management contract provides for performance adjustments to the fund’s management fees based on the fund’s performance compared to the Russell 3000 Growth Index. Putnam Management recommends a new management contract for your fund that would change the fund’s performance index to the S&P 500 Index.

Putnam Management believes that the S&P 500 Index is a more balanced, diversified point of reference consistent with the fund’s goal of seeking long-term capital appreciation and the fund’s sustainability goals. As compared to the Russell 3000 Growth Index, the S&P 500 Index is a broader, less specialized index with lower levels of sector and stock specific concentration and is a more common benchmark for other funds with an environmental, social and/or corporate governance focus. As such, Putnam Management believes that the S&P 500 Index better reflects the fund’s diversified investment mandate and is a more appropriate performance index for the fund.

Accordingly, Putnam Management proposed, and the Trustees approved, a new management contract for the fund that would use the S&P 500 Index prospectively as the performance index for purposes of determining the fund’s performance fees. The proposed new management contract differs in substance from the fund’s current management contract solely in the choice of the performance index used to calculate performance fees; the base management fee and the methodology for calculating performance fee adjustments to the base fee would remain the same as in the fund’s current management contract.

Would the proposed change in the performance index for the fund result in a change in the goal, strategies, or risks of the fund?

No, the fund’s goal, which is to seek long-term capital appreciation, will remain the same. There will also be no change in the fund’s investment strategies. The fund will continue to invest mainly in common stocks of U.S. companies, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Putnam Management expects to make limited changes to the fund’s holdings following the change in the performance index.

What are the implications for the fund if the proposed new management contract is approved?

If the proposed new management contract is approved, the fund’s performance index would change from the Russell 3000 Growth Index to the S&P 500 Index; see “Comparison of current and proposed performance indexes” beginning on page 6.

As described further below, the change in performance index is prospective only. The fund’s performance would be compared to the current index for periods before changing the fund’s index, and it would be compared to the new index thereafter. All other terms and conditions of the proposed new management contract for the fund (except for the

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effective date and initial term) are substantially identical to those of the fund’s current management contract. A form of the proposed new management contract showing the proposed changes is included in Appendix A.

In the event that shareholders of the fund do not approve the new management contract, the current management contract will remain in effect.

Calculation of current management fee with current performance index. The fund’s current management contract provides for the monthly payment of a management fee based on two components: a base fee and a performance adjustment.

Under the fund’s management contract, the fund pays a monthly base fee to Putnam Management. The monthly base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), as determined at the close of each business day during the month. For March 2019, for example, the fund’s effective base fee rate was 0.5511% based on aggregate net assets of approximately $78.99 billion for the open-end funds sponsored by Putnam Management.

The performance adjustment is a dollar amount added to or subtracted from the fund’s base fee each month based upon the fund’s performance relative to its performance index. The performance adjustment is determined based on performance over the thirty-six-month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The performance adjustment rate is equal to the product of 0.03 multiplied by the difference, positive or negative, during the performance period between the fund’s annualized performance (measured by the performance of the fund’s Class A shares) and the annualized performance of the benchmark index; provided that the performance adjustment rate for the fund may not exceed 0.12% or be less than –0.12%.

Because the performance adjustment is based on the fund’s performance relative to its benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six-month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may

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exceed the base fee. In this event, Putnam Management would make a payment to the fund. During the most recently completed fiscal year, the fund paid management fees to Putnam Management in the amount of $22,402,535. Performance adjustments, which totaled -$1,669,202, are included in this amount.

Calculation of management fee with proposed performance index. The proposed new management contract would have the same fee structure for determining the base fee as described above for the current management contract. Furthermore, the proposed new management contract’s methodology for calculating performance adjustments would remain the same as described above for the current management contract.

If the proposal is approved, the fund’s performance adjustments will be calculated prospectively by comparing the fund’s performance (Class A, net of fees and expenses) with the performance of the S&P 500 Index rather than the performance of the Russell 3000 Growth Index.

The change in the fund’s performance index would be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the performance adjustment is based on a rolling thirty-six-month performance period, there would be a transition period during which the fund’s performance would be compared to a composite index that reflects the performance of the current index for the portion of the performance period before adoption of the new index and the performance of the new index for the remainder of the period. For example, assuming an effective date of August 1, 2019 for the proposed new management contract, the performance adjustment for August 2019 (the first full month following shareholder approval) would be calculated using the performance of the current performance index, Russell 3000 Growth Index, for the first 35 months of the performance period and the performance of the new performance index, S&P 500 Index, for the thirty-sixth month. For each of the ensuing months, the composite index return would reflect an additional month of performance of the S&P 500 Index and one less month of performance of the Russell 3000 Growth Index. At the conclusion of the transition period (June 30, 2022, if the new management contract becomes effective on August 1, 2019), the performance of the Russell 3000 Growth Index would be eliminated from the performance fee calculation, and future calculations (starting for the month of July 2022) would include only the performance of the S&P 500 Index.

Comparison of current and proposed performance indexes. The proposed performance index, S&P 500 Index, is an unmanaged market capitalization weighted index of common stock performance. The S&P 500 Index includes 500 leading large-capitalization U.S. companies and captures approximately 80% coverage of available market capitalization. The current performance index, Russell 3000 Growth Index, is a market capitalization weighted index based on the Russell 3000 Index. The Russell 3000 Growth Index includes companies that display signs of above average growth. The Russell 3000 Growth Index is used to provide a gauge of the performance of growth stocks in the U.S.

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As a general matter, both the current and proposed performance indexes provide broad exposure to common stocks of U.S. companies. One difference of note between the two indexes is that the Russell 3000 Growth Index focuses on companies that exhibit growth-oriented characteristics, while the S&P 500 does not focus on any particular segment within the U.S. equity market.

The first table below presents total return performance information for the fund, the Russell 3000 Growth Index, and the S&P 500 Index for periods ended February 28, 2019. As of February 28, 2019, over the periods presented, the proposed new performance index has underperformed the current performance index for the 1-year, 3-year, 5-year and 10 year periods. The second table below, which presents annual returns for each of the 10 most recent calendar years, shows that the proposed new performance index underperformed the current performance index in seven out of the last 10 years through 2018. If the proposed new performance fee index were to regularly underperform the current performance index, Putnam Management would be more likely to earn positive performance adjustments, and less likely to suffer negative performance adjustments, in the future under the proposed new management contract. However, past performance is no guarantee of future performance.

Total Returns for Periods Ended February 28, 2019

	Since Fund
	Inception
	(8/31/90)	1-Year	3-Year	5-Year	10-Year
Fund or Index	Cumulative	Annualized	Annualized	Annualized	Annualized
Fund (Class A shares,
net return)	2,196.02%	7.77%	19.45%	11.23%	16.83%
Russell 3000 Growth
Index (current
performance index)	1,374.11%	6.63%	18.00%	12.28%	18.15%
S&P 500 Index (proposed
performance index)	1,466.76%	4.68%	15.28%	10.67%	16.67%

Net Annual Total Returns for Calendar Years 2009-2018

Fund or Index	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Fund (Class A Shares)	–0.90%	29.05%	7.65%	–0.40%	13.35%	36.28%	16.70%	–5.00%	19.31%	31.82%
Russell 3000 Growth
Index (current
performance index)	–2.12%	29.59%	7.39%	5.09%	12.44%	34.23%	15.21%	2.18%	17.64%	37.01%
S&P 500 Index (proposed
performance index)	–4.38%	21.83%	11.96%	1.38%	13.69%	32.39%	16.00%	2.11%	15.06%	26.46%

Comparison of management fee rates under current and proposed performance index. The table below shows what the management fees for the fund were under its current contract for its most recent fiscal year (ended June 30, 2018), and what the management fees for the fund would have been for its most recent fiscal year had the proposed new contract gone into effect (i) on July 1, 2017, the first day of the fund’s fiscal year (based on the performance of the Russell 3000 Growth Index for the first 24 months

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and the S&P 500 Index for the remaining 12 months of the thirty-six-month performance period), and (ii) on July 1, 2015, the first day of the thirty-six month performance period ending June 30, 2018 (based on the performance of the S&P 500 Index for the entire thirty-six-month performance period). Because the change in performance index will be implemented prospectively, the future impact on management fees will depend on the fund’s future performance relative to the proposed performance index. Management fee rates are expressed in dollars and as a percentage of the fund’s average net assets for the fiscal year ended June 30, 2018.

FISCAL YEAR ENDED JUNE 30, 2018

Proposed
			Proposed				Contract		Difference
			Contract		Difference		(based on new		(based on new
			(based on new		(based on new		performance		performance
			performance		performance		index during		index during
	Current		index from		index from		entire perfor-		entire perfor-
	Contract		July 1, 2017)		July 1, 2017)		mance period)		mance period)
	$	%	$	%	$	%	$	%	$	%
Base Fee	$24,071,737	0.553%	$24,071,737	0.553%	$0	—	$24,071,737	0.553%	$0	—
Performance
Adjustment	$(1,669,202)	(0.038)%	$(155,135)	(0.004)%	$1,514,067	0.034%	748,903	0.017%	$2,418,105	0.055%
Total
Management
Fee	$22,402,535	0.514%	$23,916,602	0.549%	$1,514,067	0.034%	24,820,640	0.570%	$2,418,105	0.055%

Included at Appendix B are examples of the fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed new management contract.

What factors did the Independent Trustees consider in evaluating the proposed new management contract?

At their meeting on April 11, 2019, the Independent Trustees approved a new management contract with Putnam Management. In substance, the new management contract differed from the existing management contract only in that it provided for a new performance index for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

In considering whether to approve the new management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2018. Because, other than differences in performance index, the effective date of the contract, and the initial term of the contract, the new management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described at Appendix C below. The Trustees also noted that they would be considering the annual continuation of the fund’s existing management contract with Putnam Management in June 2019 and had begun receiving specified information in connection with that consideration.

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In approving the change in performance index for the fund, and considering the fairness of the management fee and performance adjustment, the Trustees considered information provided by Putnam Management, including, among other things, comparative data regarding characteristics of the fund, the Russell 3000 Growth Index, and the S&P 500 Index (e.g., capitalization, risk characteristics, diversification of holdings and industry/ sector weightings, volatility, and returns over various periods). The Trustees also considered hypothetical examples comparing what performance adjustments would have occurred to base management fees under both the current and proposed contracts. The Trustees took into account that, for certain historical periods, the proposed performance index underperformed the current performance index, which would have resulted in higher management fees paid to Putnam Management during those periods. The Trustees also took into account Putnam Management’s view that there was no systemic reason to believe that one performance index would regularly outperform the other.

The Trustees also considered Putnam Management’s belief that the S&P 500 Index is a more appropriate index for the fund because it is a balanced, diversified point of reference consistent with the fund’s goal of seeking long-term capital appreciation and the fund’s sustainability goals. The Trustees noted that the S&P 500 Index is a more common benchmark for other funds with an environmental, social and/or corporate governance focus.

The Trustees also considered that, under the plan of performance fee calculation transition, the fund’s performance history against the current performance index would appropriately remain a factor in the calculation of performance adjustments to the fund’s base management fees for a significant period of time.

General conclusion. After considering the factors described above relating to the proposed performance index under the proposed new management contract, and taking into account all of the factors considered, as described in Appendix C, as part of the approval of the continuance of the fund’s current management contract in June 2018, including the conclusions with respect to the reasonableness of the fund’s fee schedule, the Trustees, including the Independent Trustees, concluded that the proposed new management contract was in the best interests of the fund and its shareholders and approved the proposed new management contract.

What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the proposed new management contract that would change your fund’s performance index.

Further Information About Voting and the Special Meeting

Meeting Quorum and Methods of Tabulation. Shareholders of all classes vote together as a single class. The holders of thirty percent of the shares of your fund outstanding at the close of business on the Record Date present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal.

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Votes cast by proxy or in person at the meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Abstentions and broker non-votes will have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum or to reach over 50% of the outstanding shares present at the meeting.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposal will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposal, in accordance with the Trustees’ recommendation.

As of the Record Date, the fund had the following shares outstanding:

Share Class	Number of Shares Outstanding
Class A	46,851,329.63
Class B	670,574.85
Class C	510,447.47
Class M	767,238.54
Class R	95,949.56
Class R6	676,071.28
Class Y	2,070,975.88

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Share Ownership. At March 29, 2019, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y and class R6 shares, of which they owned 2.51% and 1.35% respectively, and, except as noted below, no person owned of record or, to the knowledge of the fund, beneficially, 5% or more of any class of shares of the fund.

			Percentage
Class	Shareholder name and address	Holdings	owned
	NATIONAL FINANCIAL SERVICES, LLC
A	499 WASHINGTON BLVD	3,245,481.219	6.89%
	JERSEY CITY, NJ 07310-2010
	PERSHING, LLC
A	1 PERSHING PLAZA	2,965,485.295	6.30%
	JERSEY CITY, NJ 07399-0001
	WELLS FARGO CLEARING SERVICES, LLC
A	2801 MARKET ST.	2,683,174.704	5.70%
	ST. LOUIS, MO 63103-2523
	PERSHING, LLC
B	1 PERSHING PLAZA	85,797.988	12.44%
	JERSEY CITY, NJ 07399-0001
	WELLS FARGO CLEARING SERVICES, LLC
C	2801 MARKET ST.	47,441.436	9.39%
	ST. LOUIS, MO 63103-2523
	PERSHING, LLC
C	1 PERSHING PLAZA	45,005.707	8.91%
	JERSEY CITY, NJ 07399-0001
	LPL FINANCIAL
	—OMNIBUS CUSTOMER ACCOUNT—
C	ATTN: LINDSAY O’TOOLE	37,560.715	7.44%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA. 92121-3091
	AMERICAN ENTERPRISE INVESTMENTS SVC
C	FBO #41999970	31,888.605	6.31%
	707 2ND AVE S
	MINNEAPOLIS, MN 55402-2405
	NATIONAL FINANCIAL SERVICES, LLC
M	499 WASHINGTON BLVD	45,741.222	5.93%
	JERSEY CITY, NJ 07310-2010
	EDWARD D. JONES & CO.
M	12555 MANCHESTER RD.	42,218.350	5.47%
	SAINT LOUIS, MO 063131-3729
	FIIOC FBO
R	HOLLINGSWORTH MANAGEMENT SERVICES	32,779.987	33.38%
	100 MAGELLAN WAY
	COVINGTON, KY 41015-1987
	CAPITAL BANK AND TRUST CO TTE
	MOSSBERG CORP EMPLOYEE SAVINGS PLAN
R	C/O FASCORE LLC	26,487.995	26.98%
	8579 E. ORCHARD RD, #2T2
	GREENWOOD VILLAGE, CO 80111-5002

11

			Percentage
Class	Shareholder name and address	Holdings	owned
	CAPITAL BANK AND TRUST CO.
R	HK RESEARCH CORP PSP	18,309.340	18.65%
	8567 E. ORCHARD RD, #2T2
	GREENWOOD VILLAGE, CO 80111-5002
	TALCOTT RESOLUTION LIFE INSURANCE
R	PO BOX 5051	6,177.339	6.29%
	HARTFORD, CT 06102-5051
	GREAT-WEST TRUST COMPANY, LLC
R6	THE PUTNAM RETIREMENT PLAN	650,809.583	96.00%
	8515 E ORCHARD RD. 2T2
	GREENWOOD VILLAGE, CO 80111-5002
	GREAT-WEST TRUST COMPANY, LLC
Y	RECORDKEEPING FOR VARIOUS BENEFIT PLANS	678,076.577	33.14%
	8525 E. ORCHARD RD. 2T2
	GREENWOOD VILLAGE, CO 80111-5002
	NATIONAL FINANCIAL SERVICES, LLC
Y	499 WASHINGTON BLVD	171,782.054	8.40%
	JERSEY CITY, NJ 07310-2010
	LPL FINANCIAL
	—OMNIBUS CUSTOMER ACCOUNT—
Y	ATTN: LINDSAY O’TOOLE	116,199.535	5.68%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA. 92121-3091
	PERSHING, LLC
Y	1 PERSHING PLAZA	112,851.063	5.52%
	JERSEY CITY, NJ 07399-0001
	AMERICAN ENTERPRISE INVESTMENTS SVC
Y	FBO #41999970	105,538.243	5.16%
	707 2ND AVE S
	MINNEAPOLIS, MN 55402-2405

Other Business. The Trustees know of no matters other than the one described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given

12

an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, these votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time.

Shareholders of your fund also have the opportunity to submit voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. Giving a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the Solicitation. For managing your fund’s proxy campaign, Broadridge Financial Solutions, Inc. (“Broadridge”) will receive a proxy management fee of $4,000 plus reimbursement for out-of-pocket expenses. Broadridge will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement, and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. While fees paid to Broadridge will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees are estimated to be approximately $718,000. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. Other costs associated with the proxy campaign include the expenses of the preparation, printing, and delivery of this proxy statement, which are estimated to be approximately $43,000. The fund will bear the expenses of solicitation.

Revocation of Proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written

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revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with SEC regulations and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, considers nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated Bylaws (“Bylaws”).

Adjournment. To the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time, and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting,

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the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. The fund will bear the costs of any additional solicitation and of any adjourned session.

Duplicate Mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial Information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1 800-225-1581. You may also access copies of these reports by visiting Putnam’s website at http://www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management, the fund’s investment manager, is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). Great-West Lifeco Inc., an international financial services holding company with operations in Canada, the United States, and Europe and with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses, indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries. Power Financial Corporation, a diversified international management and holding company that holds interests substantially in the financial services sector in Canada, the United States, and Europe, owns, directly and indirectly, voting securities to which are attached approximately 71.81% of the votes attached to all voting securities of Great-West Lifeco Inc. Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, asset management, sustainable and renewable energy, and other business sectors, indirectly owns approximately 65.52% of the voting shares of Power Financial Corporation. The Desmarais Family Residuary Trust, a trust established

15

pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 59.10% of the voting rights of Power Corporation of Canada. The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Management provides investment advisory services to other funds that may have investment goals and policies similar to those of your fund. The table in Appendix D identifies these other funds and states their net assets and their current management fee schedules.

Putnam Investments Limited. Putnam Investments Limited (“PIL”) is a registered investment adviser that has been retained by Putnam Management as investment sub-manager to the fund. PIL is owned directly by Putnam Advisory Holdings II, LLC, which is owned indirectly by Putnam Investments. Though Putnam Management has retained the services of PIL, PIL does not currently manage any assets of the fund. The directors of PIL, listed along with their principal business occupations at Putnam Investments, are Jeffrey L. Gould, Co-Head of Global Distribution, Alan G. McCormack, Head of Quantitative Equities and Risk, and Vivek Gandhi (FCA approval pending), Portfolio Manager. The address of PIL and of Messrs. Gandhi and McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of The Putnam Advisory Company, LLC and of Mr. Gould is 100 Federal Street, Boston, Massachusetts 02110. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110. The Putnam Advisory Company and Putnam Investments Limited are both directly owned by Putnam Advisory Holdings II, LLC.

Putnam Retail Management. Putnam Retail Management, your fund’s principal underwriter, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. and an indirect wholly-owned subsidiary of Putnam Investments. The address of each of Putnam Retail Management, Putnam Retail Management GP, Inc. and Putnam U.S. Holdings I, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Putnam Investor Services, Inc. is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110.

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The table below shows fee amounts paid to Putnam Management or its affiliates during the fund’s most recent fiscal year (for the 12 months ended June 30, 2018) for the services noted (other than under a management contract). The fund made no other material payments to Putnam Management or its affiliates during the period shown. These services will continue to be provided regardless of whether the proposed management contract is approved.

Fees paid to Putnam Investor Services, Inc.	Fees paid to Putnam Retail Management Limited
for serving as investor servicing agent ($)	Partnership pursuant to distribution plans ($)
$7,925,806	$11,504,756

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or were liable to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. The officers of your fund are as follows:

	Length of Service	Principal Occupation(s) During Past
Name, Address[1], Year of Birth, Position(s)	with the Putnam	5 Years and Position(s) with Fund’s
Held with Fund	Funds[2]	Investment Adviser and Distributor[3]
Robert L. Reynolds (Born 1952)	Since 2008	President and Chief Executive Officer of
President and Chief Executive Officer		Putnam Investments (2008 – Present)
and Chairman of Great-West Lifeco
U.S. Inc., a holding company that owns
Putnam Investments and Great-West
Financial (2019 – Present). From 2014
to 2019, President and Chief Executive
Officer of Great-West Financial, a finan-
cial services company that provides
retirement savings plans, life insurance,
and annuity and executive benefits
products, and of Great-West Lifeco U.S.
Inc. Member of Putnam Investments’
and Great-West Financial’s Board
of Directors.
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer, and		Liaison, The Putnam Funds.
Compliance Liaison
Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam Retail
Management.

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	Length of Service	Principal Occupation(s) During Past
Name, Address[1], Year of Birth, Position(s)	with the Putnam	5 Years and Position(s) with Fund’s
Held with Fund	Funds[2]	Investment Adviser and Distributor[3]
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer, Putnam
Vice President and		Investments and Putnam Management
Chief Compliance Officer		(2016 – Present).
Associate General Counsel, Putnam
Investments, Putnam Management and
Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice	Since 2010	Vice President, Treasurer, and Clerk,
President, Treasurer, and Clerk		The Putnam Funds
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration
Vice President, Principal Financial		Services, Putnam Investments and
Officer, Principal Accounting Officer, and		Putnam Management.
Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office, and
Vice President and Assistant Treasurer		Control Services, Putnam Investments,
and Putnam Management.
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President and BSA		Putnam Investments and Putnam
Compliance Officer		Retail Management
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting
Vice President, Director of Proxy Voting		and Corporate Governance, Assistant
and Corporate Governance, Assistant		Clerk, and Assistant Treasurer, The
Clerk, and Assistant Treasurer		Putnam Funds.
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk,
Assistant Vice President, Assistant Clerk,		and Assistant Treasurer,
and Assistant Treasurer		The Putnam Funds.

1 The address of each Officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

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Appendix A

Form of
Putnam Sustainable Leaders Fund

MANAGEMENT CONTRACT
(DOUBLE UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED)

This Management Contract is dated [August 1, 2019], between PUTNAM SUSTAINABLE LEADERS FUND, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager

A-1

will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all

A-2

instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

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If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, ~~2014~~ 2020, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or

A-4

interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page intentionally left blank.]

A-5

IN WITNESS WHEREOF, PUTNAM SUSTAINABLE LEADERS FUND and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM SUSTAINABLE LEADERS FUND
By:
Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer, and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC
By:
~~James P. Pappas~~
~~Director of Trustee Relations and Authorized Person~~
Robert T. Burns
Vice President and Chief Legal Officer

A-6

Schedule A

Not applicable.

A-7

Schedule B

Base Fee:

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.

Benchmark: Russell 3000 Growth Index (up to and including July 31, 2019 or, if later, the last day of the calendar month during which shareholder approval of this Management Contract was received)

Replacement Benchmark: S&P 500 Index (effective on August 1, 2019 or, if later, the first day of the calendar month following shareholder approval of this Management  Contract)

Maximum Annualized Performance Adjustment Rate: 0.12%
Minimum Annualized Performance Adjustment Rate: -0.12%

“Total Open-End Mutual Fund Average Net Assets” means the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid “double-counting” of such net assets) at the close of business on each business day during each month while the Management Contract is in effect.

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Schedule C

The Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the thirty-six month period ending at ~~shorter of (i) the period from February 1, 2010 to~~ the end of the month for which the fee adjustment is being computed ~~or (ii) the thirty-six month period then ended.~~

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark. The Fund’s initial Replacement Benchmark is set forth in Schedule B, together with its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee. Any further Replacement Benchmark, and its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee, will also be identified on Schedule B.

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may

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apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

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Appendix B

Current and Pro Forma Examples of The Fund’s Total Annual Operating Expenses

The pro forma examples in the tables below are based on what the management fees for the fund would have been for its most recent fiscal year had the proposed new contract gone into effect on July 1, 2017, the first day of the fund’s fiscal year. The pro forma calculations are based on the performance of the Russell 3000 Growth Index for the first 24 months and the S&P 500 Index for the remaining 12 months of the thirty-six-month performance period.

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class A (Actual
Expenses Under Current
Management Contract)	0.51%	0.25%	0.23%	0.99%
Class A (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	0.25%	0.23%	1.03%
Class B (Actual
Expenses Under Current
Management Contract)	0.51%	1.00%	0.23%	1.74%
Class B (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	1.00%	0.23%	1.78%
Class C (Actual
Expenses Under Current
Management Contract)	0.51%	1.00%	0.23%	1.74%
Class C (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	1.00%	0.23%	1.78%
Class M (Actual
Expenses Under Current
Management Contract)	0.51%	0.75%	0.23%	1.49%
Class M (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	0.75%	0.23%	1.53%
Class R (Actual
Expenses Under Current
Management Contract)	0.51%	0.50%	0.23%	1.24%
Class R (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	0.50%	0.23%	1.28%
Class R6 (Actual
Expenses Under Current
Management Contract)	0.51%	0.00%	0.10%	0.61%
Class R6 (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	0.00%	0.10%	0.65%

B-1

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class Y (Actual Expenses
Under Current
Management Contract)	0.51%	0.00%	0.23%	0.74%
Class Y (Pro Forma
Expenses Based on
Proposed Contract)	0.55%	0.00%	0.23%	0.78%

How do these fees and expenses look in dollar terms?

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A
(Actual Expenses Under Current Management Contract)	$670	$872	$1,091	$1,718
Class A
(Pro Forma Expenses Based on Proposed Contract)	$674	$884	$1,111	$1,762
Class B
(Actual Expenses Under Current Management Contract)	$677	$848	$1,144	$1,853
Class B
(Pro Forma Expenses Based on Proposed Contract)	$681	$860	$1,164	$1,897
Class B
(no redemption) (Actual Expenses Under Current
Management Contract)	$177	$548	$944	$1,853
Class B
(no redemption) (Pro Forma Expenses Based on
Proposed Contract)	$181	$560	$964	$1,897
Class C
(Actual Expenses Under Current Management Contract)	$277	$548	$944	$2,052
Class C
(Pro Forma Expenses Based on Proposed Contract)	$281	$560	$964	$2,095
Class C
(no redemption) (Actual Expenses Under Current
Management Contract)	$177	$548	$944	$2,052
Class C
(no redemption) (Pro Forma Expenses Based on
Proposed Contract)	$181	$560	$964	$2,095
Class M
(Actual Expenses Under Current Management Contract)	$496	$805	$1,135	$2,067
Class M
(Pro Forma Expenses Based on Proposed Contract)	$500	$816	$1,155	$2,110
Class R
(Actual Expenses Under Current Management Contract)	$126	$393	$681	$1,500

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Share class	1 year	3 years	5 years	10 years
Class R
(Pro Forma Expenses Based on Proposed Contract)	$130	$406	$702	$1,545
Class R6
(Actual Expenses Under Current Management	$62	$195	$340	$762
Class R6
(Pro Forma Expenses Based on Proposed Contract)	$66	$208	$362	$810
Class Y
(Actual Expenses Under Current Management Contract)	$76	$237	$411	$918
Class Y
(Pro Forma Expenses Based on Proposed Contract)	$80	$249	$433	$966

The pro forma examples in the tables below are based on what the management fees for the fund would have been for its most recent fiscal year had the proposed new contract gone into effect on July 1, 2015, the first day of the thirty-six-month performance period ending June 30, 2018. The pro forma calculations are based on the performance of the S&P 500 Index for the full thirty-six-month performance period.

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class A (Actual
Expenses Under Current
Management Contract)	0.51%	0.25%	0.23%	0.99%
Class A (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	0.25%	0.23%	1.05%
Class B (Actual
Expenses Under Current
Management Contract)	0.51%	1.00%	0.23%	1.74%
Class B (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	1.00%	0.23%	1.80%
Class C (Actual
Expenses Under Current
Management Contract)	0.51%	1.00%	0.23%	1.74%
Class C (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	1.00%	0.23%	1.80%
Class M (Actual
Expenses Under Current
Management Contract)	0.51%	0.75%	0.23%	1.49%
Class M (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	0.75%	0.23%	1.55%
Class R (Actual
Expenses Under Current
Management Contract)	0.51%	0.50%	0.23%	1.24%
Class R (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	0.50%	0.23%	1.30%

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		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class R6 (Actual
Expenses Under Current
Management Contract)	0.51%	0.00%	0.10%	0.61%
Class R6 (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	0.00%	0.10%	0.67%
Class Y (Actual Expenses
Under Current
Management Contract)	0.51%	0.00%	0.23%	0.74%
Class Y (Pro Forma
Expenses Based on
Proposed Contract)	0.57%	0.00%	0.23%	0.80%

How do these fees and expenses look in dollar terms?

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A
(Actual Expenses Under Current Management Contract)	$670	$872	$1,091	$1,718
Class A
(Pro Forma Expenses Based on Proposed Contract)	$676	$890	$1,121	$1,784
Class B
(Actual Expenses Under Current Management Contract)	$677	$848	$1,144	$1,853
Class B
(Pro Forma Expenses Based on Proposed Contract)	$683	$866	$1,175	$1,919
Class B
(no redemption) (Actual Expenses Under Current
Management Contract)	$177	$548	$944	$1,853
Class B
(no redemption) (Pro Forma Expenses Based on
Proposed Contract)	$183	$566	$975	$1,919
Class C
(Actual Expenses Under Current Management Contract)	$277	$548	$944	$2,052
Class C
(Pro Forma Expenses Based on Proposed Contract)	$283	$566	$975	$2,116
Class C
(no redemption) (Actual Expenses Under Current
Management Contract)	$177	$548	$944	$2,052
Class C
(no redemption) (Pro Forma Expenses Based on
Proposed Contract)	$183	$566	$975	$2,116

B-4

Share class	1 year	3 years	5 years	10 years
Class M
(Actual Expenses Under Current Management Contract)	$496	$805	$1,135	$2,067
Class M
(Pro Forma Expenses Based on Proposed Contract)	$502	$822	$1,165	$2,131
Class R
(Actual Expenses Under Current Management Contract)	$126	$393	$681	$1,500
Class R
(Pro Forma Expenses Based on Proposed Contract)	$132	$412	$713	$1,568
Class R6
(Actual Expenses Under Current Management	$62	$195	$340	$762
Class R6
(Pro Forma Expenses Based on Proposed Contract)	$68	$214	$373	$835
Class Y
(Actual Expenses Under Current Management Contract)	$76	$237	$411	$918
Class Y
(Pro Forma Expenses Based on Proposed Contract)	$82	$255	$444	$990

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Appendix C

Previous Trustee approval of management contract for the fund in June 2018

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance, and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

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The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented

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an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 21, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This

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information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

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personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December  31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
2nd	2nd	2nd

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Over the one-year, three-year and five-year periods ended December 31, 2017, there were 511, 462 and 402 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Appendix D

Other Similar Funds Advised by Putnam Management
Fund	Net Assets as of	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent	Has compensation been waived,	Current Investment
	12/31/18 ($) (in		Fiscal Year (after applicable waivers, performance	reduced or otherwise agreed to be	Goal
	millions)		adjustments and reimbursements, if any) ($)	reduced under any applicable contract?
Putnam	$336.43 million	0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;	0.553%	An expense limitation agreement is in	long-term capital
Sustainable		0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;		place; however, the fund’s expenses	appreciation
Future Fund		0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;		were not reduced as a result of this limit
		0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;		for the most recent fiscal year.
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.
Putnam Growth	$4.615 billion	0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;	0.445%	An expense limitation agreement is in	capital appreciation
Opportunities		0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;		place; however, the fund’s expenses
Fund		0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;		were not reduced as a result of this limit
		0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;		for the most recent fiscal year.
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.
Benchmark: Russell 1000 Growth Index
Maximum Performance Adjustment Rate: 0.12%
Minimum Performance Adjustment Rate: 0.12%
Putnam Small	$385.56 million	0.780% of the first $5 billion of Total Open	0.573%	An expense limitation agreement is in	capital appreciation
Cap Growth		End Mutual Fund Average Net Assets;		place and during the most recent fiscal
Fund		0.730% of the next $5 billion of Total Open End Mutual Fund Average Net Assets;		year the fund’s expenses were reduced
		0.680% of the next $10 billion of Total Open End Mutual Fund Average Net Assets;		by $77,871.
0.630% of the next $10 billion of Total Open End Mutual Fund Average Net Assets;
0.580% of the next $50 billion of Total Open End Mutual Fund Average Net Assets;
0.560% of the next $50 billion of Total Open End Mutual Fund Average Net Assets;
0.550% of the next $100 billion of Total Open End Mutual Fund Average Net Assets;
0.545% of any excess thereafter.
Benchmark: Russell 2000 Growth Index
Maximum Performance Adjustment Rate: 0.18%
Minimum Performance Adjustment Rate: 0.18%
Putnam VT	$29.14 million	0.710% of the first $5 billion of Total	0.551%	An expense limitation agreement is in	long-term capital
Sustainable		Open-End Mutual Fund Average Net Assets;		place and during the most recent fiscal	appreciation
Future Fund		0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;		year the fund’s expenses were reduced
		0.610% of the next $10 billion of Total		by $26,289.
Open-End Mutual Fund Average Net Assets;
0.560% of the next $10 billion of Total
Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.

D-1	D-2

Fund	Net Assets as of	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent	Has compensation been waived,	Current Investment
	12/31/18 ($) (in		Fiscal Year (after applicable waivers, performance	reduced or otherwise agreed to be	Goal
	millions)		adjustments and reimbursements, if any) ($)	reduced under any applicable contract?
Putnam VT	$663.97 million	0.710% of the first $5 billion of Total	0.552%	An expense limitation agreement is in	long-term capital
Sustainable		Open-End Mutual Fund Average Net Assets;		place; however, the fund’s expenses	appreciation
Leaders Fund		0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;		were not reduced as a result of this limit
		0.610% of the next $10 billion of Total		for the most recent fiscal year.
Open-End Mutual Fund Average Net Assets;
0.560% of the next $10 billion of Total
Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total
Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.
Putnam	$736.47 million	0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;	0.552%	An expense limitation agreement is in	capital appreciation
VT Growth		0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;		place; however, the fund’s expenses
Opportunities		0.610% of the next $10 billion of Total		were not reduced as a result of this limit
Fund		Open-End Mutual Fund Average Net Assets;		for the most recent fiscal year.
0.560% of the next $10 billion of Total
Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.
Putnam VT	$21.69 million	0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;	0.621%	An expense limitation agreement is in	capital appreciation
Small Cap		0.730% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;		place and during the most recent fiscal
Growth Fund		0.680% of the next $10 billion of Total		year the fund’s expenses were reduced
		Open-End Mutual Fund Average Net Assets;		by $38,870.
0.630% of the next $10 billion of Total
Open-End Mutual Fund Average Net Assets;
0.580% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.560% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets;
0.550% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.545% of any excess thereafter.

1 Each fund is subject to an expense limitation agreement pursuant to which Putnam Management has contractually agreed, through one year after the most recent annual prospectus update, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans), on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period

D-3	D-4

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com	316812 5/19

Putnam INVESTMENTS

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ■

E77727-S85374

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please sign and date the other side of this card.

E77728-S85374

PUTNAM SUSTAINABLE LEADERS FUND

By signing on the reverse side, you, as a shareholder of Putnam Sustainable Leaders Fund, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam Sustainable Leaders Fund shares on your behalf at the meeting of the shareholders of Putnam Sustainable Leaders Fund. The meeting will take place on July 17, 2019 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting. **This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.**